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                                 AMENDMENT NO. 1



          AMENDMENT NO. 1 dated as of February 15, 2000 among the following:



                  (a) HEALTH MANAGEMENT SYSTEMS, INC., a corporation duly organized and validly existing under the laws of the State of New York (the "Borrower");



                  (b) each of the Subsidiaries of the Borrower identified under the caption "Guarantors" on the signature pages hereto (individually, a "Guarantor" and, collectively, the "Guarantors"); and


                  (c) THE CHASE MANHATTAN BANK, a New York State bank (the "Bank").


         The Borrower, the Guarantors and the Bank are parties to a Credit Agreement and Guaranty dated as of February 15, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Bank to the Borrower in an aggregate principal or face amount not exceeding $10,000,000. The Borrower, the Guarantors and the Bank wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:



         Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.



         Section 2. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof,
Section 8.06 of the Credit Agreement (Investments) shall be amended by deleting the word "and" at the end of clause (5) thereof, by replacing the period at the end of clause (6) thereof with "; and" and by adding the following new clause
(7) to read as follows:

         "; and (7) Investments consisting of advances made by the Borrower to subcontractors in the ordinary course of business as currently conducted in an aggregate amount not to exceed $3,000,000 at any one time outstanding."



         Section 3. Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Bank that the representations and warranties set forth in Article VI of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" or the "Loan Documents" included reference to this Amendment No. 1.


         Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:



         4.01. Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by each of the parties hereto.



         4.02. Amendment Fee. The Borrower shall have paid to the Bank an amendment fee in an amount equal to $3,500.
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         4.03. Legal Fees and Expenses. The Borrower shall have paid to the Bank the reasonable fees and expenses of the Bank's counsel in connection with this Amendment No. 1.

         Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                        BORROWER



                        HEALTH MANAGEMENT SERVICES, INC.


                        By_____________________________________________________
                              Alan L. Bendes
                              Senior Vice President and Chief Financial Officer


                         GUARANTORS



                         ACCELERATED CLAIMS PROCESSING, INC.


                        By_____________________________________________________
                              Paul J. Kerz
                              Secretary



                         QUALITY MEDI-CAL ADJUDICATION INCORPORATED

                        By_____________________________________________________
                              Paul J. Kerz
                              Secretary



                         HEALTH CARE MICROSYSTEMS, INC.


                        By_____________________________________________________
                               Paul J. Kerz
                               Secretary



                         CDR ASSOCIATES, INC.

                        By_____________________________________________________
                              Paul J. Kerz
                              Secretary



                         HSA MANAGED CARE SYSTEMS, INC.


                        By_____________________________________________________
                              Paul J.  Kerz
                              President



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                        HEALTH RECEIVABLES MANAGEMENT, INC.

                        By_____________________________________________________
                             Alan L. Bendes
                             Vice President

                        BANK

                        THE CHASE MANHATTAN BANK

                        By_____________________________________________________
                          Dele Akinla II
                          Vice President



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